UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number    811-22965

Value Line Funds Investment Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 3/31/17 is included with this Form.

Semi-Annual Report
March 31, 2017

Value Line Defensive Strategies Fund
(A series of the Value Line Funds Investment Trust)
Investor Class (VLDSX)
Institutional Class (VLDIX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund
(obtainable from the Distributor).
#00193139

President’s Letter (unaudited)

Dear Shareholders:
We are pleased to present you with this semi-annual report for the Value Line Defensive Strategies Fund (the “Fund”), a series of the Value Line Investment Trust, for the six-month period ended March 31, 2017.
The Fund, which is a fund of funds with a flexible mandate to hold multiple asset classes with varying levels of correlation to the overall market, has, throughout its five-plus-year history, provided investors with the opportunity to manage risk during periods of negative market performance. It is worth noting that, as of March 31, 2017, Morningstar1 gave the Fund an overall Risk rating of Low.i
On the following pages, the Fund’s portfolio manager, Brad Alford, discusses the Fund’s management during the semi-annual period ended March 31, 2017. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy during the six months ended March 31, 2017, especially given the newsworthy events of the period.
Economic Review
Investors who reached for return in the capital markets during the semi-annual period were generally well-rewarded in the “risk on” environment that dominated. The U.S. equity market, as represented by the S&P 500® Index2, grew 10.12%, and within fixed income, high yield corporate bonds were the clear winner, with the Bloomberg Barclays U.S. Corporate High-Yield Bond Index3 returning 4.50%. Conversely, reduced-risk bonds, such as U.S. Treasuries, lost ground, with the Bloomberg Barclays U.S. Treasury Index4 returning -3.19% for the semi-annual period. Representing the U.S. fixed income market broadly, the Bloomberg Barclays U.S. Aggregate Bond Index5 returned -2.18% for the semi-annual period.
Supporting this “risk on” environment was the surprise election of Donald Trump, which raised investor expectations for economic growth. Investor optimism stemmed from the belief that the new U.S. president would successfully lower taxes, invest in infrastructure, renegotiate trade agreements and ease regulations. Amidst such anticipation, monthly job creation remained on target, and by the end of the first quarter of 2017, the U.S. unemployment rate had dropped to 4.5%. Average hourly earnings, following a period of stagnation, began to rise modestly. Expectations for rising inflation increased following the U.S. elections, and the Federal Reserve (the Fed) implemented two 0.25% interest rate hikes — one in December 2016 and one in March 2017 — with more monetary tightening anticipated as the calendar year progresses. However, at the end of the annual period, the consensus view was that the magnitude of the Fed’s tightening will largely depend on whether President Trump’s stimulative economic policies will be approved and launched in fiscal 2017.
For the 12 months ended March 31, 2017, the headline Consumer Price Index (CPI) rose 2.4% year over year before seasonal adjustment. The energy portion of the CPI rose 10.9%, while the food portion of the CPI increased 0.5%, each for the 12 months ended March 31, 2017. However, core CPI, which excludes food and energy, came in at 2.0% for the 12 months ended March 31, 2017, the smallest 12-month increase since November 2015.
U.S. Gross Domestic Product (GDP) was somewhat tepid at 1.6% for calendar year 2016. GDP weakened in the new year, coming in at only 1% on an annualized basis for the first quarter of 2017. Driving the slowdown, among other factors, were less consumer spending, possibly due to East Coast snowstorms during the first months of 2017, and a drop in motor vehicle sales. Most economists appeared to believe that second quarter 2017 economic growth may accelerate after this slow start to the year but that GDP was still likely to stay below President Trump’s stated 3% to 4% annualized target. While his proposed tax cuts could have a meaningful effect on the economy, it was unclear at the end of March 2017 if such measures would be in place this calendar year.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

President’s Letter (unaudited) (continued)

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For Value Line Defensive Strategies Fund, Inc.: Morningstar Risk: Low for the 3-year (243 funds), 5-year (148 funds) and overall (243 funds) periods ended March 31, 2017; All in the Multialternative category.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

4
The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

5
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE DEFENSIVE STRATEGIES FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions.
Alpha Capital Management (the “Adviser“) seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple exchange-traded funds (“ETFs”) and open-end mutual funds (collectively, the “underlying funds”) that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.” The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments. The Fund’s multiple strategies and sectors approach seeks to provide greater overall returns with similar volatility when compared to the HFRX Global Hedge Fund Index (“HFRX”)(1).
Manager Discussion of Fund Performance
Below, Value Line Defensive Strategies Fund portfolio manager Bradley H. Alford, CFA, Chief Investment Officer of Alpha Capital Management, discusses the Fund’s performance and positioning for the six months ended March 31, 2017.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 2.52% during the six months ended March 31, 2017. The Fund modestly lagged the 2.83% return of the Fund’s benchmark, the HFRX, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund modestly underperformed the HFRX, primarily attributable to the fourth quarter of 2016 when the Fund did not keep up with the equity market rally. The Fund actually outperformed the HFRX for the first quarter of 2017. The Fund’s lagging of the broad U.S. equity market during the fourth quarter of 2016 was attributable primarily to its short equity positions, which, by definition, decline during market rallies, and to its modest exposure to long positions in small-cap equities, which were one of the greatest beneficiaries of the post-U.S. election equity market rally. Additionally, the defensive nature of the Fund’s strategy means the Fund is not designed to, and generally does not, keep pace with short-term macro-driven market rallies.
Further, the HFRX has a sizable allocation to macro-driven strategies, and while the Fund has a similar weighting, its composition is quite different. The Fund owns two managed futures strategies, while the HFRX includes several different types of hedge fund strategies. One of the Fund’s managed futures strategies struggled to capture the short-term post-election rally, tending to perform better during periods when trends are more pronounced. Finally, the Fund’s relative value strategy exposure is different than that of the HFRX. The HFRX includes several types of arbitrage funds, while the Fund is focused on non-traditional fixed income. Fixed income struggled during the fourth quarter of 2016.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
On an absolute basis, our qualitative allocation decisions generated solid positive returns. However, qualitative allocation decisions hurt the Fund’s performance relative to the HFRX. Generally, the Fund’s underweight to equity-oriented strategies poised to benefit from a Trump election drove the Fund’s modest underperformance relative to the HFRX. Non-traditional fixed income also detracted, largely due to performance in the fourth quarter of 2016, when fixed income as an asset class posted losses. Conversely, the Fund’s long/short equity manager performed especially well during the reporting period, adding significant value. As a category, multi-strategy also added value, while managed futures was close to neutral in its effect on relative results.
Which underlying funds detracted significantly from the Fund’s performance during the semi-annual period?
The underlying funds that detracted most from the Fund’s performance during the semi-annual period were positions in Deutsche Global Infrastructure Fund, an infrastructure strategy; Western Asset Macro Opportunities Fund, a non-traditional fixed income strategy; and Abbey Capital Futures Strategy Fund, a managed futures strategy. We terminated the Fund’s positions in Deutsche Global Infrastructure Fund and Western Asset Macro Opportunities Fund during the semi-annual period. Other Fund positions that detracted from its relative results during the semi-annual period included DoubleLine Total Return Bond Fund, a non-traditional fixed income strategy; PIMCO StocksPLUS Short Fund, a short equity strategy; and AQR Multi Strategy Alternative Fund, a multi-strategy fund.
Which underlying funds contributed most to the Fund’s relative results?
The underlying funds that made the most positive contribution to the Fund’s return during the semi-annual period were positions in Boston Partners Long/Short Equity Fund, a long/short equity strategy that we added in June 2016; Lazard Global Listed Infrastructure Portfolio, an infrastructure strategy; Westwood Income Opportunity Fund, an infrastructure equity and income-oriented assets strategy; and Catalyst/Millburn Hedge Strategy Fund, a managed futures strategy.

VALUE LINE DEFENSIVE STRATEGIES FUND

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not directly invest in derivatives. However, some of the underlying funds used derivatives during the reporting period to apply their active investment views with greater versatility and to potentially afford greater risk management precision.
Were there any notable changes in the Fund’s weightings during the six-month period?
Overall, during the semi-annual period, we reduced the Fund’s weighting in macro strategies and increased its exposure to equity hedge strategies. This shift was implemented via the termination of Western Asset Macro Opportunities Fund and the reallocation of those assets into equity hedge strategies, amongst other strategies in the Fund.
Also, within the Fund’s infrastructure exposure, we replaced growth-oriented infrastructure strategy Deutsche Global Infrastructure Fund with value-oriented global infrastructure strategy Lazard Global Listed Infrastructure Portfolio (Lazard). Lazard has a significant weighting in non-U.S. projects, which we like, as non-U.S. opportunities currently offer more attractive valuations than U.S. projects, in our view.
Within the Fund’s short equity exposure, we terminated Grizzly Short Fund, a bear market strategy, during the fourth quarter of 2016. We subsequently added short equity strategy PIMCO StocksPLUS Short Fund (PIMCO) late in the first quarter of 2017, as we sought to reduce the Fund’s equity beta exposure given its significant weights in infrastructure and long/short equity strategies at that time. PIMCO, in our view, has better return prospects than Grizzly Short Fund in upward-trending markets, as it invests its collateral in a fixed-income pool that should provide modestly positive performance.
How was the Fund positioned relative to its benchmark index at the end of March 2017?
While the Fund uses the HFRX as a benchmark, the Fund’s Portfolio is not created using its benchmark weights. Indeed, given the Fund’s focus on more defensively-oriented strategies, the Fund will be allocated differently from the broad hedge fund universe that the HFRX tracks. For example, unlike the HFRX, the Fund did not have an allocation to event-driven strategies at the end of March 2017, and while the Fund is similarly positioned to equity hedge strategies, the composition of the Fund’s equity underlying funds is different than that of the broader hedge fund equity universe. As of March 31, 2017, the Fund had 42% of its assets allocated to equity hedge strategies; 16% to macro strategies; 38% to relative value strategies; and 4% to cash and cash equivalents. The Fund’s cash position was established for liquidity purposes rather than as any strategic decision. This compares to the HFRX, which had 29% of its assets allocated to equity hedge strategies; 18% to macro strategies; 27% to relative value strategies; and 26% to event-driven strategies.
What is your tactical view and strategy for the months ahead?
In our view, the factors most likely to affect capital markets in the coming months are the Federal Reserve’s (the Fed) decisions on interest rates, important elections in France and Germany, negotiations relating to the British exit from the European Union, and the implementation, or lack thereof, of Trump Administration policies.
We believe the Fed is likely to raise interest rates further in 2017. While this may or may not affect equity markets, as such interest rate hikes appear to be already priced in, further Fed tightening is likely to affect fixed income markets going forward. Within the Fund, its non-traditional fixed income strategy exposure is generally low duration, so while affected by the broader bond markets, it should offer some downside protection. That said, if and when we see concrete evidence of rising interest rates rather than just forecasts of same, we might consider adding more direct hedges against interest rate movements.
Within the U.S. equity market, volatility has been rather low, which has hurt the Fund’s managed futures strategies. While timing is unclear, we expect a reversion to the mean, which should be a supportive environment for the Fund’s managed futures exposure. As for internationally-driven factors, while non-U.S. opportunities look attractive to us from a valuation perspective, several macro events loom. As mentioned earlier, we have allocated to a global infrastructure strategy, which should provide the Fund some overseas exposure without being too exposed.

(1)
HFRX Global Fund Index is a representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies.

Value Line Defensive Strategies Fund
Portfolio Highlights at March 31, 2017 (unaudited)

Top Holdings
Issue	Shares	Value	Percentage of Net Assets
Boston Partners Long/Short Equity Fund	61,006	$1,327,487	15.1%
AQR Multi Strategy Alternative Fund	136,745	1,310,020	14.9%
Catalyst/Millburn Hedge Strategy Fund	42,713	1,300,192	14.8%
Lazard Global Listed Infrastructure Portfolio	81,044	1,266,713	14.4%
Westwood Income Opportunity Fund	73,827	1,125,855	12.8%
Osterweis Strategic Income Fund	97,144	1,093,846	12.4%
DoubleLine Total Return Bond Fund	46,022	489,208	5.6%
Abbey Capital Futures Strategy Fund	34,740	397,427	4.5%
PIMCO StocksPLUS Short Fund	39,770	379,410	4.3%
Total			98.8%
Asset Allocation − Percentage of Net Assets

See Notes to Financial Statements.

Value Line Defensive Strategies Fund
Schedule of Investments (unaudited)	March 31, 2017

Shares		Value
OPEN-END MUTUAL FUNDS (98.8%)
	ALTERNATIVE — 63.7%
34,740	Abbey Capital Futures Strategy Fund*	$397,427
136,745	AQR Multi Strategy Alternative Fund	1,310,020
61,006	Boston Partners Long/Short Equity Fund*	1,327,487
42,713	Catalyst/Millburn Hedge Strategy Fund	1,300,192
81,044	Lazard Global Listed Infrastructure Portfolio	1,266,713
		5,601,839
	EQUITY — 4.3%
39,770	PIMCO StocksPLUS Short Fund*	379,410
	FIXED INCOME — 18.0%
46,022	DoubleLine Total Return Bond Fund	489,208
97,144	Osterweis Strategic Income Fund	1,093,846
		1,583,054
Shares		Value
	MIXED ALLOCATION — 12.8%
73,827	Westwood Income Opportunity Fund	$1,125,855
TOTAL OPEN-END MUTUAL FUNDS (Cost $8,428,532) (98.8%)		8,690,158
SHORT-TERM INVESTMENT (1.3%)
	MONEY MARKET FUND (1.3%)
115,150	State Street Institutional Liquid Reserves Fund	115,162
TOTAL SHORT-TERM INVESTMENTS (Cost $115,162) (1.3%)		115,162
TOTAL INVESTMENT SECURITIES (100.1%) (Cost $8,543,694)		$8,805,320
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.1%)		(11,671)
NET ASSETS (100%)		$8,793,649
*
Non-income producing.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Open-End Mutual Funds**	$8,690,158	$—	$—	$8,690,158
Short-Term Investment	115,162	—	—	115,162
Total Investments in Securities	$8,805,320	$—	$—	$8,805,320
**
See above for further classification.

See Notes to Financial Statements.

Statement of Assets and Liabilities
at March 31, 2017 (unaudited)

Assets:
Investment securities, at value (Cost − $8,543,694)	$8,805,320
Receivable from Adviser	11,127
Dividends receivable	5,789
Other receivables	16,115
Total Assets	8,838,351
Liabilities:
Payable for capital shares redeemed	14,508
Accrued expenses:
Custody and accounting fees payable	9,273
Management fee	1,518
Audit fee payable	8,769
Administration fee payable	6,550
Directors’ fees and expenses	359
Other	3,725
Total Liabilities	44,702
Net Assets	$8,793,649
Net assets consist of:
Capital stock, at $0.001 par value (authorized unlimited shares)	$94
Additional paid-in capital	11,255,950
Undistributed net investment income	2,428
Accumulated net realized loss on investments	(2,726,449)
Net unrealized appreciation of investments	261,626
Net Assets	$8,793,649
Net Asset Value Per Share
Investor Class
Net Assets	$614,541
Shares Outstanding	66,011
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.31
Institutional Class
Net Assets	$8,179,108
Shares Outstanding	878,545
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.31
See Notes to Financial Statements.

Statement of Operations
for the Six Months Ended March 31, 2017 (unaudited)

Investment Income:
Dividends	$146,922
Interest	36
Total Income	146,958
Expenses:
Advisory fee	26,176
Management fee	11,634
Service and distribution plan fees	676
Sub-transfer agent fees	144
Administration fees	23,801
Transfer agent fees	21,340
Custody and accounting fees	20,945
Registration and filing fees	19,945
Printing and postage	6,175
Auditing and legal fees	4,823
Professional fees	3,643
Directors’ fees and expenses	1,540
Insurance	515
Other	806
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 4)	142,163
Less: Advisory, Management and Distributor Fees Waived and Expenses Reimbursed	(71,542)
Less: Sub-transfer Agent Fees Waived	(144)
Net Expenses	70,477
Net Investment Income	76,481
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain From:
Investments	214,051
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(1,401)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	212,650
Net Increase in Net Assets from Operations	$289,131
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations:
Net investment income	$76,481	$95,502
Net realized gain/(loss) on investments	214,051	(730,494)
Capital gain distributions from underlying funds	—	3,100
Change in net unrealized appreciation/(depreciation) on investments	(1,401)	178,361
Net increase/(decrease) in net assets from operations	289,131	(453,531)
Distributions to Shareholders from:
Net investment income
Investor Class(1)	(3,945)	—
Institutional Class	(113,588)	(298,085)
	(117,533)	(298,085)
Share Transactions:
Proceeds from sale of shares
Investor Class(1)	251,000	444,969
Institutional Class	44,162	3,118,350
Proceeds from reinvestment of dividends to shareholders
Investor Class(1)	3,945	—
Institutional Class	113,495	298,085
Cost of shares redeemed
Investor Class(1)	(91,133)	(2,489)
Institutional Class	(4,836,770)	(10,725,800)
Net decrease in net assets from fund share transactions	(4,515,301)	(6,866,885)
Total decrease in net assets	(4,343,703)	(7,618,501)
Net Assets:
Beginning of period	13,137,352	20,755,853
End of period	$8,793,649	$13,137,352
Undistributed net investment income included in net assets, at end of period	$2,428	$43,480
Capital Share Transactions:
Shares sold
Investor Class(1)	27,241	48,516
Institutional Class	4,762	335,667
Shares issued to shareholders in reinvestment of dividends
Investor Class(1)	431	—
Institutional Class	12,409	32,436
Shares redeemed
Investor Class(1)	(9,905)	(272)
Institutional Class	(523,048)	(1,167,627)
Net decrease	(488,110)	(751,280)
(1)
Commenced operations on June 13, 2016.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Defensive Strategies Fund Investor Class
	Six Months Ended March 31, 2017 (unaudited)	June 13, 2016(1) to September 30, 2016
Net asset value, beginning of period	$9.16	$9.14
Income/(loss) from investment operations:
Net investment income(2)(3)	0.05	0.02
Net gains/(losses) on securities (both realized and unrealized)	0.17	(0.00)(4)
Total from investment operations	0.22	0.02
Less distributions:
Dividends from net investment income	(0.07)	—
Total Distributions	(0.07)	—
Net asset value, end of period	$9.31	$9.16
Total return	2.45%(5)	0.22%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$615	$442
Ratio of gross expenses to average net assets(6)(7)	8.78%(8)	5.82%(8)
Ratio of net expenses to average net assets(6)(9)	1.45%(8)	1.45%(8)
Ratio of net investment income to average net assets(3)	1.03%(8)	0.58%(8)
Portfolio turnover rate	53%(5)	268%(5)
(1)
Commencement of operations.

(2)
Based on average shares outstanding.

(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)
Amount is less than $0.01 per share.

(5)
Not annualized.

(6)
Does not include expenses of the investment companies in which the Fund invests.

(7)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(8)
Annualized.

(9)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Defensive Strategies Fund Institutional Class
	Six Months Ended March 31, 2017 (unaudited)	Years Ended September 30,
		2016	2015(8)	2014(8)	2013(8)	2012(8)
Net asset value, beginning of period	$9.17	$9.50	$10.28	$9.95	$10.22	$9.88
Income/(loss) from investment operations:
Net investment income(1)(2)	0.06	0.05	0.25	0.09	0.12	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.17	(0.23)	(0.76)	0.37	(0.23)	0.43
Total from investment operations	0.23	(0.18)	(0.51)	0.46	(0.11)	0.69
Less distributions:
Dividends from net investment income	(0.09)	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Total distributions	(0.09)	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Net asset value, end of period	$9.31	$9.17	$9.50	$10.28	$9.95	$10.22
Total return	2.52%(3)	(1.92)%	(5.10)%	4.65%	(1.07)%	7.13%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,179	$12,695	$20,756	$37,579	$28,130	$15,950
Ratio of gross expenses to average net assets(4)	2.14%(5)(6)	1.61%(5)	1.21%(5)	1.18%(5)	1.33%(5)	2.24%(5)
Ratio of net expenses to average net assets(4)	1.20%(6)(7)	1.24%(7)	1.25%(7)	1.25%(7)	1.25%(7)	1.25%(7)
Ratio of net investment income to average net assets(2)	1.34%(6)	0.54%	2.57%	0.93%	1.19%	2.64%
Portfolio turnover rate	53%(3)	268%	124%	103%	152%	128%
(1)
Based on average shares outstanding.

(2)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(3)
Not Annualized.

(4)
Does not include expenses of the investment companies in which the Fund invests.

(5)
Ratio reflects expenses grossed up for the reimbursements/waivers and recoupments by the Adviser, Manager and Distributor of certain expenses.

(6)
Annualized.

(7)
Ratio reflects expenses net of the reimbursements/waivers by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(8)
These years were audited by a predecessor audit firm, whose opinions were unqualified.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
The Value Line Defensive Strategies Fund (“the Fund”), a series of the Value Line Funds Investment Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund’s manager is EULAV Asset Management (the “Manager”) and the Fund’s adviser is Alpha Funds Capital Management, LLC (the “Adviser”). The Fund’s investment objective is to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions. The Fund seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple exchange-traded funds (“ETFs”) and open-end mutual funds (collectively, the “underlying funds”) that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.” The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
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Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

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Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended March 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for the Fund.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

March 31, 2017

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended March 31, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees (“Board”).
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the specific identification. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income and capital gain distribution from underlying funds and distributions to shareholders are recorded on the ex-dividend date.
(F) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except when each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Defensive Strategies Fund
Registration and filing fees	$7,978	$11,967	$19,945
Transfer agent fees	10,146	11,194	21,340
Sub-transfer agent fees	—	144	144
Other	227	1,228	1,455
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (unaudited) (continued)

2.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended March 31, 2017 (unaudited)
PURCHASES:
Investment Securities	$6,050,000
SALES:
Investment Securities	$10,312,180
3.   Income Taxes
At March 31, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$8,543,694
Gross tax unrealized appreciation	$301,858
Gross tax unrealized depreciation	40,232
Net tax unrealized appreciation on investments	$261,626
4.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of  $26,176, and $11,634 was paid or payable to the Adviser and the Manager, respectively, for the six months ended March 31, 2017. The Adviser and Manager are paid at an annual rate of 0.45% and 0.20%, respectively, of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio. The Manager pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Manager also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended March 31, 2017, fees amounting to $676, before fee waivers, were accrued under the Plan.
The Adviser, the Manager and the Distributor, have agreed to waive a portion of their advisory, management and Rule 12b-1 fees and the Manager has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.45% and 1.20% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively (the “Expense Limitation”). The Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Board of Trustees of the Trust. For the six months ended March 31, 2017, the Adviser, Manager and Distributor waived/reimbursed fees in the amounts of  $25,531, $45,335 and $676, respectively.

March 31, 2017

As of March 31, 2017, the Adviser, Manager and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Manager	Fees Waived and Reimbursed by the Distributor
September 30, 2019	$12,137	$17,606	$78
September 30, 2020	25,531	45,335	676
During the six months ended March 31, 2017, the Fund did not make any repayments to the Adviser, Manager or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each sub-account in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended March 31, 2017, the Distributor waived $144 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
5.   Plan of Reorganization
On June 10, 2016, pursuant to an agreement and Plan of Reorganization (the “Agreement”), dated May 10, 2016 by and between the Trust on behalf of its series, Value Line Defensive Strategies Fund (the “Surviving Fund”), and Advisors Series Trust (“AST”) on behalf of its series, Alpha Defensive Alternatives Fund (the “Acquired Fund”), the Surviving Fund acquired all of the assets and assumed the liabilities of the Acquired Fund in a tax-free exchange. The Boards of Trustees of the Trust and AST and the shareholders of AST approved the reorganization. The Manager agreed to pay the costs associated with creating and registering the Surviving Fund and the costs of the Trust and the Surviving Fund in connection with obtaining the requisite vote of the shareholders of the Acquired Fund. Information for the Acquired Fund shares prior to the Reorganization is included with the Institutional Class shares throughout this report. On June 13, 2016, Value Line Defensive Strategies Fund also launched Investor Class shares.
As a result of the Reorganization, the Surviving Fund is the accounting successor of the Acquired Fund. The following tables set forth the number of shares issued by the Surviving Funds, the net assets and unrealized appreciation or depreciation of the Acquired Fund immediately prior to the Reorganization, and the net assets of the Surviving Fund immediately prior to and after the Reorganization:
Date of Reorganization	Surviving Fund	Shares Issued In Acquisition	Net Assets Before Reorganization	Net Assets After Reorganization
6-10-16	Value Line Defensive Strategies Fund	2,025,680	$—	$18,655,396

Notes to Financial Statements (unaudited) (continued)

Date of Reorganization	Acquired Fund	Shares Outstanding	Acquired Fund Net Assets	Acquired Fund Unrealized Appreciation
6-10-16	Alpha Defensive Alternatives Fund	2,025,680	$18,655,396	$447,105
Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of Alpha Defensive Alternatives Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Value Line Defensive Strategies Fund did not have any operations or investment activities prior to the acquisition.
6.   New Accounting Pronouncements
In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.
In December 2016, FASB issued Account Standards update 2016-19 — Technical Corrections and Improvements (“ASU 2016-19”), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a chance in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 through March 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 10/01/16	Ending account value 03/31/17	Expenses paid during the period 10/01/16 thru 03/31/17*	Annualized Expense Ratio
Actual
Investor Class	$1,000.00	$1,024.50	$7.32	1.45%
Institutional Class	1,000.00	1,025.20	6.06	1.20%
Hypothetical (5% return before expenses)
Investor Class	1,000.00	1,017.70	7.29	1.45%
Institutional Class	1,000.00	1,018.95	6.04	1.20%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to the Fund’s most recent fiscal one-half year. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 5, 2017